***Text Omitted and Filed Separately with
the Securities and Exchange Commission.
Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

AMENDMENT NO. 4 TO SUBLICENSE AGREEMENT
THIS AMENDMENT NO. 4 TO SUBLICENSE AGREEMENT (the "Amendment") is made and entered into as of September 17, 2015 ("Amendment Effective Date") and amends the Sublicense Agreement effective as of February 16, 2012, as amended pursuant to that certain Amendment to Sublicense Agreement dated December 11, 2012, Amendment No. 2 to Sublicense Agreement dated January 7, 2013, and Amendment No. 3 to Sublicense Agreement dated February 27, 2015 (the "Sublicense Agreement") by and between Ligand Pharmaceuticals Incorporated, a corporation organized under the laws of Delaware and having a place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA, 92037 and its wholly owned subsidiary, Pharmacopeia, LLC (as successor in interest to Pharmacopeia Drug Discovery Inc.) ("PCOP"), a limited liability company organized under the laws of Delaware and having a place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA, 92037 (collectively, Ligand Pharmaceuticals Incorporated and PCOP shall be known as "Ligand") and Retrophin, Inc., a corporation organized under the laws of Delaware and having a place of business at 12255 El Camino Real, San Diego, CA 92130 ("Retrophin").
BACKGROUND
WHEREAS Ligand and Retrophin have previously entered into the Sublicense Agreement pursuant to which Ligand sublicensed to Retrophin rights under the License Agreement dated March 27, 2006 between PCOP and Bristol-Myers Squib Company (the “Upstream License”); and
WHEREAS, Ligand and Retrophin desire to amend certain terms of the Sublicense Agreement and the Upstream Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows:
1.Capitalized Terms. The capitalized terms used herein and not otherwise defined shall have the same definitions as provided in the Sublicense Agreement
2.Amendments to Milestone Payments.

a)	Development Milestone Payments. Table 1 of Section 8.2.1 of the Agreement is hereby amended in its entirety as follows:

***Text Omitted and Filed Separately with
the Securities and Exchange Commission.
Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

Milestone Event	Milestone Payment
Execution of Agreement	$1.15 million
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

b)	Section 8.10 of the Sublicense Agreement is hereby deleted in its entirety.
3.Consideration. Retrophin shall pay Ligand (i) $850,000 in consideration for the amendments set forth in this Amendment, and (ii) $150,000 for the efforts to amend the Upstream License Agreement in accordance with Section 4 of this Amendment, in each case such payment shall be non-refundable and shall be made within 5 days of execution of this Amendment by both parties.
4.Efforts to Amend Upstream License Agreement.
(a)Ligand will use reasonable best efforts to obtain a waiver of Sections 3.1 and 13.2.5 by BMS for the Asia Pacific Region. “Asia Pacific Region” means Japan, China, S. Korea, Taiwan, Thailand and Vietnam.

(b)Ligand will use reasonable best efforts to obtain BMS’ agreement to the standby license provided by Section 2.2.2(v) in which event, Section 2.2.2(v) would be amended substantially in the form of the following language:
“…provided, that, that such sublicensed rights shall not terminate if, as of the effective date of termination by BMS under Section 13.2, the Sublicensee is not in material default under its license agreement with Ligand in which case Sublicensee will assume all of Ligand’s rights and obligation under this Sublicense Agreement and be bound directly to BMS substituting Sublicensee for Ligand and subject to the payment to Ligand of all royalties and milestones under the sublicense agreement to the extent they exceed payments due to BMS under this Sublicense Agreement and payment to BMS of all royalties and milestones under this Upstream Agreement.”

***Text Omitted and Filed Separately with
the Securities and Exchange Commission.
Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

(c)Ligand will use reasonable best efforts to obtain BMS’s agreement to the following amendments to the termination provisions of the Upstream Agreement.

i.	Section 13.4 (b) of the Upstream Agreement amended to read as set forth below:
“[***]”

ii.	Section 13.4(f) amended as set forth below:
“Ligand will [***].”

iii.	Section 13.4(i) deleted.
(d)For the avoidance of doubt, any such efforts by Ligand made under this Sublicense Agreement shall not require Ligand to pay BMS any fee or concede and existing rights, but rather shall solely involve the use of logic and reason to seek to persuade BMS.

5.	Amendments to Sublicense Agreement.

a)
For the avoidance of doubt, none of the following amendments to the Sublicense Agreement are intended to cause a breach of the Upstream Agreement and any amendment that would otherwise cause such a breach shall be null and void ab initio.

b)	Section 1 of the Sublicense Agreement is hereby amended to include the following:
“1.70 “Asia Pacific Region” means Japan, China, S. Korea, Taiwan, Thailand and Vietnam.”

c)	Section 2.2.2 (vi) is hereby revised as set forth below:

“…provided however, that such sublicensed rights shall not terminate if, as of the effective date of termination by Ligand under Article 13, the Sublicensee is not in material default under its license agreement with Retrophin in which case Sublicensee will assume all of Retrophin’s rights and obligation under this Sublicense Agreement and be bound directly to Ligand respectively substituting Sublicensee for Retrophin and subject to the payment to Retrophin of all royalties and milestones under the sublicense agreement to the extent they exceed payments due to Ligand under this Sublicense Agreement and payment to Ligand of all royalties and milestones under this Sublicense Agreement to the extent they exceed payments due to BMS under the Upstream Agreement.”

d)	Section 3.2 of the Sublicense Agreement is hereby amended to include the following:
“3.2.4 The provisions of Sections 3.2.1 and 3.2.2 shall not apply within the Asia Pacific Region.”

e)	Section 13.1.1 is hereby amended to add at the beginning of the first sentence “Subject to Section 13.7…”

f)	Section 13.2.6 is hereby deleted.

***Text Omitted and Filed Separately with
the Securities and Exchange Commission.
Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

g)	Section 13.3 is hereby amended to add prior to the first sentence:

“Retrophin may terminate this Agreement for convenience upon [***] ([***]) days prior written notice to Ligand and all of the provisions of Section 13.4 will survive termination of this Agreement pursuant to this Section 13.3.”

h)
The following amendments will be effective (i) as between Ligand and Retrophin at a time when there is no breach claimed by BMS under the Upstream Agreement, and/or (ii) at any time upon BMS’s agreement to amend or waive the applicable sections of the termination provisions in the Upstream Agreement;

a.	Section 13.4(b) is hereby amended as set forth below:
“[***]”

b.	Section 13.4(f) amended as set forth below:
“Retrophin will [***].”

c.	Section 13.4(i) deleted.
6.Further Agreements.

a)
Ligand further agrees that it will not, by act or omission, cause the termination of the Upstream Agreement provided however Ligand may terminate the Upstream Agreement for good cause with Retrophin’s prior written consent, not to be unreasonably withheld. Upon receipt by Ligand of any notice of default or any event that could likely lead to termination of the Upstream Agreement, Ligand will promptly notify Retrophin and work with Retrophin to effect cure of the default or concession with BMS.

b)
To the extent BMS shall not agree to the amendments proposed in Section 4 above, Ligand will, to the extent it does not cause a default under the Upstream Agreement, work with Retrophin in good faith and without further consideration and without refund of payments made hereunder to achieve the objectives contemplated by this Amendment by making further efforts to seek agreement from BMS.

7.No Other Amendments. Except as provided herein, the Sublicense Agreement shall continue in full force and effect.

8.	Governing Law. This Amendment shall be governed by, enforced, and shall be construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions.

9.
Counterparts. This Amendment may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

[Signature Page Follows]

***Text Omitted and Filed Separately with
the Securities and Exchange Commission.
Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

IN WITNESS WHEREOF, the Parties have executed this Amendment to Sublicense Agreement through their duly authorized representatives to be effective as of the Amendment Effective Date.
LIGAND PHARMACEUTICALS INCORPORATED

By:    /s/ Charles Berkman

Name:    Charles Berkman
Title:     VP, General Counsel & Secretary

RETROPHIN, INC.
By:    /s/ Laura Clague

Name:    Laura Clague
Title:    Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT TO SUBLICENSE AGREEMENT